EXHIBIT 10.6
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                     MODIFICATION OF PROMISSORY NOTE

LOAN #16540

FOR VALUABLE CONSIDERATION, the receipt, adequacy and sufficiency of which is hereby acknowledged, ESESIS, INC. and MARK HOGAN, INDIVIDUALLY (collectively, "Maker") and First America State Bank, a Colorado state bank ("Holder") agree that a certain Promissory Note dated NOVEMBER 03, 2003 in the original loan amount of "TWENTY FIVE THOUSAND AND NO 100THS" Dollars ($25,000) ("Note") executed by Maker, shall be modified as follows:

     1. The unpaid principal balance of the Note, as of NOV 03, 2004, is $25,000.00 and interest thereon, in accordance with the Note, has been paid to First American State Bank.

The original Note shall be amended as follows:

     2. Maturity Date. The maturity date of the Note shall be JUNE 03, 2005 with monthly payments of INTEREST ONLY beginning NOVEMBER 03, 2004 and interest will accrue at 6.50% until maturity. Post maturity rate shall be at a rate equal to 3.00% above the stated interest rate, effective 15 days after maturity.

     3. Any capitalized term used herein shall have the meaning set forth in the note unless otherwise defined herein.

     4. In the event of a conflict between the Note and this Modification of Promissory Note ("Modification"), the terms of the Modification shall control.

     5. Borrower hereby, upon request, agrees to provide annual Financial Statements and Tax Returns. Failure to supply requested items could be considered a default under the terms of this note.

     6. All other terms and conditions of the Note shall remain in full force and effect and are hereby ratified and affirmed. The execution of this Modification by Holder does not and shall not constitute a waiver of any rights or remedies to which Holder is entitled pursuant to the Loan Documents, nor shall the same constitute a waiver of any default existing, as of the date of execution hereof or which may occur in the future with respect to the Loan Documents. Maker expressly acknowledges that there are no claims or off sets against, or defenses or counterclaims to, any of Maker's obligations pursuant to the Loan Documents through the date of execution hereof and Maker hereby waives, releases and relinquishes any and all claims whatsoever that they may have against Holder with respect to the Loan through the date of execution hereof.



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DATED: NOVEMBER 03, 2004

                              MAKER:    ESESIS, INC.


                                        BY: /s/ MARK HOGAN
                                           -----------------------------
                                           MARK HOGAN, CEO/PRES

                                        BY: /s/ GARY GRIFFIN
                                           -----------------------------
                                           GARY GRIFFIN, SECRETARY

                                        X  /s/ MARK HOGAN
                                           -----------------------------
                                           MARK HOGAN, INDIVIDUALLY

HOLDER: First American State Bank

By: /s/ R.L. MCGilvery
    ------------------------
    R.L. McGilvery, EXECUTIVE VICE PRESIDENT